Exhibit 10.25

FORM OF JOINDER AGREEMENT

TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned in accordance with Section 10(d) of the Registration Rights Agreement dated as of December 17, 2018 (as the same may be amended from time to time, the “Registration Rights Agreement”) among Oi S.A. – In Judicial Reorganization (the “Company”) and the Potential Shareholders party thereto. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Potential Shareholder party hereto (the “Potential Shareholder”) is a signatory to the Registration Rights Agreement. The Potential Shareholder hereby (1) assigns the rights and obligations under the Registration Rights Agreement with respect to any Unsubscribed Shares that the Potential Shareholder is obligated to acquire under the Subscription Agreement and any Commitment Fee Shares that the Potential Shareholder is entitled to receive under the Subscription Agreement (and any Registrable Securities issued or issuable with respect thereto) to the Person or Persons (a) designated by the Potential Shareholder as obligated to acquire such Unsubscribed Shares or entitled to receive such Commitment Fee Shares, and (b) named as the “Joining Party” on the signature page hereto, or (2) assigns the rights and obligations under the Registration Rights Agreement with respect to the Registrable Securities that the Potential Shareholder has transferred or assigned to the Person or Persons named as the “Joining Party” on the signature page hereto.

Each Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, as of the date hereof, the Joining Party shall be deemed to be a party to the Registration Rights’ Agreement and shall have all of the rights and obligations of a “Potential Shareholder” thereunder with respect to any Registrable Securities issued to it under the Subscription Agreement or transferred or assigned to it by the Potential Shareholder as if it had been an original party to the Registration Rights Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

[NAME OF POTENTIAL SHAREHOLDER]
CVI EMCVF Lux Securities Trading S.a.r.l. Name: CarVal Investors, LLC Its: Attorney-in-Fact
Date:	1/15/2019	By:	/s/ Jeremiah Gerhardson
Name: Jeremiah Gerhardson Title: Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

[NAME OF JOINING PARTY]
CVI EMCVF Cayman Securities Ltd. Name: CarVal Investors, LLC Its: Attorney-in-Fact
Date:	1/15/2019	By:	/s/ Jeremiah Gerhardson
Name: Jeremiah Gerhardson Title: Authorized Signatory

Address:

c/o CarVal Investors, LLC

9320 Excelsior Boulevard, 7th Floor

Hopkins, MN 55343

Facsimile: +1 952 367 1473

Email: carval_gcsadminmpls@carval.com

Name: Jeremiah Gerhardson

Title: Authorized Signatory

Number of Registrable Securities assigned or transferred:

N/A. (100% of the commitment of potential shareholder)

With a copy to (which shall not constitute notice):

3